Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Structure	Jurisdiction of Incorporation
Aberdeen Dialysis, LLC	Limited Liability Company	DE
Alamosa Dialysis, LLC	Limited Liability Company	DE
American Fork Dialysis, LLC	Limited Liability Company	DE
Amery Dialysis, LLC	Limited Liability Company	DE
Anderson Kidney Dialysis, LLC	Limited Liability Company	DE
Animas Dialysis, LLC	Limited Liability Company	DE
Arcadia Gardens Dialysis, LLC	Limited Liability Company	DE
Astro, Hobby, West Mt. Renal Care Limited Partnership	Limited Partnership	DE
Austin Dialysis Centers, L.P.	Limited Partnership	DE
Barton Dialysis, LLC	Limited Liability Company	DE
Beacon Dialysis, LLC	Limited Liability Company	DE
Bear Creek Dialysis, L.P.	Limited Partnership	DE
Beverly Dialysis, LLC	Limited Liability Company	DE
Beverly Hills Dialysis Partnership	Partnership	CA
Birch Dialysis, LLC	Limited Liability Company	OH
Bladon Dialysis, LLC	Limited Liability Company	DE
Blake Dialysis, LLC	Limited Liability Company	DE
Blanco Dialysis, LLC	Limited Liability Company	DE
Bluegrass Dialysis, LLC	Limited Liability Company	DE
Bottle Dialysis, LLC	Limited Liability Company	DE
Brantley Dialysis, LLC	Limited Liability Company	DE
Bridges Dialysis, LLC	Limited Liability Company	DE
Bright Dialysis Center, LLC	Limited Liability Company	DE
Brighton Dialysis Center, LLC	Limited Liability Company	DE
Brook Dialysis, LLC	Limited Liability Company	DE
Brownsville Kidney Center, Ltd	Limited Partnership	TX
Bruno Dialysis, LLC	Limited Liability Company	DE
Buford Dialysis, LLC	Limited Liability Company	DE
Bullards Dialysis, LLC	Limited Liability Company	DE
Burney Dialysis, LLC	Limited Liability Company	DE
Caballo Dialysis, LLC	Limited Liability Company	DE
Caddo Dialysis, LLC	Limited Liability Company	DE
Canyon Springs Dialysis, LLC	Limited Liability Company	DE
Capelville Dialysis, LLC	Limited Liability Company	DE
Capes Dialysis, LLC	Limited Liability Company	DE
Capital Dialysis Partnership	Partnership	CA
Carroll County Dialysis Facility Limited Partnership	Limited Partnership	MD
Cascades Dialysis, LLC	Limited Liability Company	DE
Cedar Dialysis, LLC	Limited Liability Company	DE
Centennial LV, LLC	Limited Liability Company	DE
Central Carolina Dialysis Centers, LLC	Limited Liability Company	DE
Central Georgia Dialysis, LLC	Limited Liability Company	DE
Central Iowa Dialysis Partners, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Central Kentucky Dialysis Centers, LLC	Limited Liability Company	DE
Cerito Dialysis Partners, LLC	Limited Liability Company	DE
Channel Dialysis, LLC	Limited Liability Company	DE
Chicago Heights Dialysis, LLC	Limited Liability Company	DE
Chipeta Dialysis, LLC	Limited Liability Company	DE
Churchill Dialysis, LLC	Limited Liability Company	DE
Cinco Rios Dialysis, LLC	Limited Liability Company	DE
Clinton Township Dialysis, LLC	Limited Liability Company	DE
Coast Dialysis, LLC	Limited Liability Company	DE
Columbus-RNA-DaVita, LLC	Limited Liability Company	DE
Commerce Township Dialysis Center, LLC	Limited Liability Company	DE
Continental Dialysis Center, Inc.	Corporation	VA
Continental Dialysis Center of Springfield-Fairfax, Inc.	Corporation	VA
Court Dialysis, LLC	Limited Liability Company	DE
Creek Dialysis, LLC	Limited Liability Company	DE
Crystals Dialysis, LLC	Limited Liability Company	DE
Dallas-Fort Worth Nephrology, L.P.	Limited Partnership	DE
Dallas-Fort Worth Nephrology II, LLC	Limited Liability Company	DE
Damon Dialysis, LLC	Limited Liability Company	DE
DaVita Care Pte, Ltd	Limited Partnership	Singapore
DaVita Dakota Dialysis Center, LLC	Limited Liability Company	DE
DaVita DPC Holding Co., LLC	Limited Liability Company	DE
DaVita El Paso East, L.P.	Limited Partnership	DE
DaVita of New York, Inc.	Corporation	NY
DaVita Renal Pte, Ltd	Private Company	Singapore
DaVita-Riverside, LLC	Limited Liability Company	DE
DaVita-Riverside II, LLC	Limited Liability Company	DE
DaVita Rx, LLC	Limited Liability Company	DE
DaVita Tidewater, LLC	Limited Liability Company	DE
DaVita Tidewater-Virginia Beach, LLC	Limited Liability Company	DE
DaVita VillageHealth Insurance of Alabama, Inc.	Corporation	AL
DaVita VillageHealth of Georgia, Inc.	Corporation	GA
DaVita VillageHealth of Ohio, Inc.	Corporation	OH
DaVita VillageHealth of Virginia, Inc.	Corporation	VA
Dialysis of Des Moines, LLC	Limited Liability Company	DE
Dialysis of North Atlanta, LLC	Limited Liability Company	DE
Dialysis of Northern Illinois, LLC	Limited Liability Company	DE
Dialysis Specialists of Dallas, Inc.	Corporation	TX
DNP Management Company, LLC	Limited Liability Company	DE
Dolores Dialysis, LLC	Limited Liability Company	DE
Dome dialysis, LLC	Limited Liability Company	DE
Doves Dialysis, LLC	Limited Liability Company	DE
Downriver Centers, Inc.	Corporation	MI
Downtown Houston Dialysis Center, L.P.	Limited Partnership	DE
Durango Dialysis Center, LLC	Limited Liability Company	DE
DV Care GmbH	Gesellschaft mit beschränkter Haftung(GmbH)	Germany

Name	Structure	Jurisdiction of Incorporation
DVA Healthcare of Maryland, Inc.	Corporation	MD
DVA Healthcare of Massachusetts, Inc.	Corporation	MA
DVA Healthcare of New London, LLC	Limited Liability Company	TN
DVA Healthcare of Norwich, LLC	Limited Liability Company	TN
DVA Healthcare of Pennsylvania, Inc.	Corporation	PA
DVA Healthcare of Tuscaloosa, LLC	Limited Liability Company	TN
DVA Healthcare Renal Care, Inc.	Corporation	NV
DVA Healthcare-Southwest Ohio, LLC	Limited Liability Company	TN
DVA Laboratory Services, Inc.	Corporation	FL
DVA of New York, Inc.	Corporation	NY
DVA Renal Healthcare, Inc.	Corporation	TN
DVA/Washington University Healthcare of Greater St. Louis, LLC	Limited Liability Company	DE
East End Dialysis Center, Inc.	Corporation	VA
East Ft. Lauderdale, LLC	Limited Liability Company	DE
East Houston Kidney Center, L.P.	Limited Partnership	DE
Elberton Dialysis Facility, Inc.	Corporation	GA
Elk Grove Dialysis Center, LLC	Limited Liability Company	DE
Empire State DC, Inc.	Corporation	NY
Enchanted Dialysis, LLC	Limited Liability Company	DE
Fairfield Dialysis, LLC	Limited Liability Company	DE
Falcon, LLC	Limited Liability Company	DE
Falls Dialysis, LLC	Limited Liability Company	DE
Fields Dialysis, LLC	Limited Liability Company	DE
Five Star Dialysis, LLC	Limited Liability Company	DE
Flamingo Park Kidney Center, Inc.	Corporation	FL
Flor Dialysis, LLC	Limited Liability Company	DE
Forester Dialysis, LLC	Limited Liability Company	DE
Fort Dialysis, LLC	Limited Liability Company	DE
Freehold Artificial Kidney Center, LLC	Limited Liability Company	NJ
Fullerton Dialysis Center, LLC	Limited Liability Company	DE
Gardenside Dialysis, LLC	Limited Liability Company	DE
Garner Dialysis, LLC	Limited Liability Company	DE
Give Life Dialysis, LLC	Limited Liability Company	DE
Golden Sun Bear, LLC	Limited Liability Company	DE
Grand Home Dialysis, LLC	Limited Liability Company	DE
Great Dialysis, LLC	Limited Liability Company	DE
Greater Las Vegas Dialysis LLC	Limited Liability Company	DE
Greater Los Angeles Dialysis Centers, LLC	Limited Liability Company	DE
Green County Dialysis, LLC	Limited Liability Company	DE
Green Desert Dialysis, LLC	Limited Liability Company	DE
Greenwood Dialysis, LLC	Limited Liability Company	DE
Griffin Dialysis, LLC	Limited Liability Company	DE
Grove Dialysis, LLC	Limited Liability Company	DE
Hagerstown Dialysis, LLC	Limited Liability Company	DE
Hanford Dialysis, LLC	Limited Liability Company	DE
Hart Dialysis, LLC	Limited Liability Company	DE
Hawaiian Gardens Dialysis, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Hills Dialysis, LLC	Limited Liability Company	DE
Historic Dialysis, LLC	Limited Liability Company	DE
HomeChoice Partners, Inc	Corporation	DE
Honey Dialysis, LLC	Limited Liability Company	DE
Honeyman Dialysis, LLC	Limited Liability Company	DE
Houston Acute Dialysis, L.P.	Limited Partnership	DE
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Limited Partnership	DE
Huntington Artificial Kidney Center, Ltd.	Limited Liability Company	NY
Huntington Park Dialysis, LLC	Limited Liability Company	DE
Hyattsville Dialysis, LLC	Limited Liability Company	DE
Indian River Dialysis Center, LLC	Limited Liability Company	DE
Ionia Dialysis, LLC	Limited Liability Company	DE
ISD Bartlett, LLC	Limited Liability Company	DE
ISD Bends Dialysis, LLC	Limited Liability Company	DE
ISD Brandon, LLC	Limited Liability Company	DE
ISD Buffalo Grove, LLC	Limited Liability Company	DE
ISD Canton, LLC	Limited Liability Company	DE
ISD Corpus Christi, LLC	Limited Liability Company	DE
ISD I Holding Company, Inc.	Corporation	DE
ISD II Holding Company, Inc.	Corporation	DE
ISD Kansas City, LLC	Limited Liability Company	DE
ISD Kendallville, LLC	Limited Liability Company	DE
ISD Las Vegas, LLC	Limited Liability Company	DE
ISD Lees Summit, LLC	Limited Liability Company	DE
ISD Plainfield, LLC	Limited Liability Company	DE
ISD Renal, Inc.	Corporation	DE
ISD Schaumburg, LLC	Limited Liability Company	DE
ISD Spring Valley, LLC	Limited Liability Company	DE
ISD Summit Renal Care, LLC	Limited Liability Company	DE
ISD Trenton, LLC	Limited Liability Company	DE
Jedburg Dialysis, LLC	Limited Liability Company	DE
Joliet Dialysis, LLC	Limited Liability Company	DE
Kearn Dialysis, LLC	Limited Liability Company	DE
Kidney Centers of Michigan, LLC	Limited Liability Company	DE
Kidney Home Center, LLC	Limited Liability Company	DE
Kimball Dialysis, LLC	Limited Liability Company	DE
Knickerbocker Dialysis, Inc.	Corporation	NY
Landing Dialysis, LLC	Limited Liability Company	DE
Las Vegas Pediatric Dialysis, LLC	Limited Liability Company	DE
Lawrenceburg Dialysis, LLC	Limited Liability Company	DE
Leasburg Dialysis, LLC	Limited Liability Company	DE
Liberty RC, Inc.	Corporation	NY
Lighthouse Dialysis, LLC	Limited Liability Company	DE
Limon Dialysis, LLC	Limited Liability Company	DE
Lincoln Park Dialysis Services, Inc.	Corporation	IL
Little Rock Dialysis Centers, LLC	Limited Liability Company	DE
Livingston Dialysis, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Llano Dialysis, LLC	Limited Liability Company	DE
Lockhart Dialysis, LLC	Limited Liability Company	DE
Lockport Dialysis, LLC	Limited Liability Company	DE
Lone Dialysis, LLC	Limited Liability Company	DE
Long Beach Dialysis Center, LLC	Limited Liability Company	DE
Lord Baltimore Dialysis, LLC	Limited Liability Company	DE
Lory Dialysis, LLC	Limited Liability Company	DE
Los Angeles Dialysis Center	Partnership	CA
Los Arcos Dialysis, LLC	Limited Liability Company	DE
Loup Dialysis, LLC	Limited Liability Company	DE
Lurleen Dialysis, LLC	Limited Liability Company	DE
Mammoth Dialysis, LLC	Limited Liability Company	DE
Manzano Dialysis, LLC	Limited Liability Company	DE
Maple Grove Dialysis, LLC	Limited Liability Company	DE
Maples Dialysis, LLC	Limited Liability Company	DE
Marlton Dialysis Center, LLC	Limited Liability Company	DE
Marysville Dialysis Center, LLC	Limited Liability Company	DE
Mason-Dixon Dialysis Facilities, Inc.	Corporation	MD
Memorial Dialysis Center, L.P.	Limited Partnership	DE
Mena Dialysis Center, LLC	Limited Liability Company	DE
Meridian Dialysis, LLC	Limited Liability Company	DE
Mesilla Dialysis, LLC	Limited Liability Company	DE
Middlesex Dialysis Center, LLC	Limited Liability Company	DE
Minam Dialysis, LLC	Limited Liability Company	DE
Miramar Dialysis Center, LLC	Limited Liability Company	DE
Moncrief Dialysis Center/Total Renal Care Limited Partnership	Limited Partnership	DE
Morro Dialysis, LLC	Limited Liability Company	DE
Mountain West Dialysis Services, LLC	Limited Liability Company	DE
Muskogee Dialysis, LLC	Limited Liability Company	DE
National Trail Dialysis, LLC	Limited Liability Company	DE
Natomas Dialysis, LLC	Limited Liability Company	DE
Nephrolife Care (India) Pte. Ltd.	Corporation	India
Nephrology Medical Associates of Georgia, LLC	Limited Liability Company	DE
Neptune Artificial Kidney Center, LLC	Limited Liability Company	NJ
New Bay Dialysis, LLC	Limited Liability Company	DE
New Springs Dialysis, LLC	Limited Liability Company	DE
North Austin Dialysis, LLC	Limited Liability Company	DE
North Colorado Springs Dialysis, LLC	Limited Liability Company	DE
Northwest Tucson Dialysis, LLC	Limited Liability Company	DE
Nuevo Dialysis, LLC	Limited Liability Company	DE
Oasis Dialysis, LLC	Limited Liability Company	DE
Ohio River Dialysis, LLC	Limited Liability Company	DE
Open Access Lifeline, LLC	Limited Liability Company	DE
Orange Dialysis, LLC	Limited Liability Company	CA
Owasso Dialysis, LLC	Limited Liability Company	DE
Paladina Health Group of Washington, P.C.	Limited Liability Company	WA

Name	Structure	Jurisdiction of Incorporation
Paladina Health, LLC	Limited Liability Company	DE
Palomar Dialysis, LLC	Limited Liability Company	DE
Patch Dialysis, LLC	Limited Liability Company	DE
Peaks Dialysis, LLC	Limited Liability Company	DE
Pfeiffer Dialysis, LLC	Limited Liability Company	DE
Physicians Choice Dialysis of Alabama, LLC	Limited Liability Company	DE
Physicians Dialysis Acquisitions, Inc.	Corporation	DE
Physicians Dialysis of Houston, LLP	Limited Liability Partnership	TX
Physicians Dialysis of Lancaster, LLC	Limited Liability Company	PA
Physicians Dialysis Ventures, Inc	Corporation	DE
Physicians Dialysis, Inc.	Corporation	DE
Pike Dialysis, LLC	Limited Liability Company	DE
Pittsburg Dialysis Partners, LLC	Limited Liability Company	DE
Plaine Dialysis, LLC	Limited Liability Company	DE
Platte Dialysis, LLC	Limited Liability Company	DE
Pointe Dialysis, LLC	Limited Liability Company	DE
Portola Dialysis, LLC	Limited Liability Company	DE
Rancho Dialysis, LLC	Limited Liability Company	DE
Rayburn Dialysis, LLC	Limited Liability Company	DE
Red Willow Dialysis, LLC	Limited Liability Company	DE
Refuge Dialysis, LLC	Limited Liability Company	DE
Renal Clinic Of Houston, LLC	Limited Liability Company	DE
Renal Life Link, Inc.	Corporation	DE
Renal Treatment Centers—California, Inc.	Corporation	DE
Renal Treatment Centers—Illinois, Inc.	Corporation	DE
Renal Treatment Centers, Inc.	Corporation	DE
Renal Treatment Centers—Mid-Atlantic, Inc.	Corporation	DE
Renal Treatment Centers—Northeast, Inc.	Corporation	DE
Renal Treatment Centers—Southeast, L.P.	Limited Partnership	DE
Renal Treatment Centers—West, Inc.	Corporation	DE
Rickwood Dialysis, LLC	Limited Liability Company	DE
Riddle Dialysis, LLC	Limited Liability Company	DE
Rio Dialysis, LLC	Limited Liability Company	DE
Ripley Dialysis, LLC	Limited Liability Company	DE
Rita Ranch Dialysis, LLC	Limited Liability Company	DE
River Valley Dialysis, LLC	Limited Liability Company	DE
RMS Lifeline, Inc.	Corporation	DE
RNA-DaVita Dialysis, LLC	Limited Liability Company	DE
Robinson Dialysis, LLC	Limited Liability Company	DE
Rochester Dialysis Center, LLC	Limited Liability Company	DE
Rocky Mountain Dialysis Services, LLC	Limited Liability Company	DE
Roose Dialysis, LLC	Limited Liability Company	DE
Ross Clark Circle Dialysis, LLC	Limited Liability Company	DE
Routt Dialysis, LLC	Limited Liability Company	DE
Royale Dialysis, LLC	Limited Liability Company	DE
Rusk Dialysis, LLC	Limited Liability Company	DE
Russell Dialysis, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Saddleback Dialysis, LLC	Limited Liability Company	DE
SafeHarbor Dialysis, LLC	Limited Liability Company	DE
SAKDC-DaVita Dialysis Partners, L.P.	Limited Partnership	DE
Sandusky Dialysis, LLC	Limited Liability Company	DE
San Marcos Dialysis, LLC	Limited Liability Company	DE
Santa Fe Springs Dialysis, LLC	Limited Liability Company	DE
Seneca Dialysis, LLC	Limited Liability Company	DE
Shadow Dialysis, LLC	Limited Liability Company	DE
Shayano Dialysis, LLC	Limited Liability Company	DE
Sherman Dialysis, LLC	Limited Liability Company	DE
Shining Star Dialysis, Inc.	Corporation	NJ
Siena Dialysis Center, LLC	Limited liability Company	DE
Simeon Dialysis, LLC	Limited Liability Company	DE
Soledad Dialysis Center, LLC	Limited Liability Company	DE
Somerville Dialysis Center, LLC	Limited Liability Company	DE
South Central Florida Dialysis Partners, LLC	Limited Liability Company	DE
South Shore Dialysis Center. L.P.	Limited Partnership	DE
Southcrest Dialysis, LLC	Limited Liability Company	DE
Southeastern Indiana Dialysis, LLC	Limited Liability Company	DE
Southern Colorado Joint Ventures, LLC	Limited Liability Company	DE
Southern Hills Dialysis Center, LLC	Limited Liability Company	DE
Southwest Atlanta Dialysis Centers, LLC	Limited Liability Company	DE
Southwest Kidney-DaVita Dialysis Partners, LLC	Limited Liability Company	DE
St. Luke’s Dialysis, LLC	Limited Liability Company	DE
Star Dialysis, LLC	Limited Liability Company	DE
Steam Dialysis, LLC	Limited Liability Company	DE
Stevenson Dialysis, LLC	Limited Liability Company	DE
Stewart Dialysis, LLC	Limited Liability Company	DE
Storrie Dialysis, LLC	Limited Liability Company	DE
Strongsville Dialysis, LLC	Limited Liability Company	DE
Sugarite Dialysis, LLC	Limited Liability Company	DE
Sugarloaf Dialysis, LLC	Limited Liability Company	DE
Summer Dialysis, LLC	Limited Liability Company	DE
Summit Dialysis Center, L.P.	Limited Partnership	DE
Sun City Dialysis Center, LLC	Limited Liability Company	DE
Sun City West Dialysis Center LLC	Limited Liability Company	DE
Sunset Dialysis, LLC	Limited Liability Company	DE
Taylor Dialysis, LLC	Limited Liability Company	DE
Tel-Huron Dialysis, LLC	Limited Liability Company	DE
Tennessee Valley Dialysis Center, LLC	Limited Liability Company	DE
The Woodlands Dialysis Center, L.P.	Limited Partnership	DE
Tortugas Dialysis, LLC	Limited Liability Company	DE
Total Renal Care/Crystal River Dialysis, L.C.	Limited Liability Company	FL
Total Renal Care/Eaton Canyon Dialysis Center Partnership	Partnership	CA
Total Renal Care, Inc.	Corporation	CA

Name	Structure	Jurisdiction of Incorporation
Total Renal Care North Carolina, LLC	Limited Liability Company	DE
Total Renal Care Texas Limited Partnership	Limited Partnership	DE
Total Renal Laboratories, Inc.	Corporation	FL
Total Renal Research, Inc.	Corporation	DE
Transmountain Dialysis, L.P.	Limited Partnership	DE
TRC-Dyker Heights, L.P.	Limited Partnership	NY
TRC-Four Corners Dialysis Clinics, LLC	Limited Liability Company	NM
TRC-Georgetown Regional Dialysis LLC	Limited Liability Company	DC
TRC-Indiana LLC	Limited Liability Company	IN
TRC-Petersburg, LLC	Limited Liability Company	DE
TRC El Paso Limited Partnership	Limited Partnership	DE
TRC of New York, Inc.	Corporation	NY
TRC West, Inc.	Corporation	DE
Tree City Dialysis, LLC	Limited Liability Company	DE
Tugman Dialysis, LLC	Limited Liability Company	DE
Tulsa Dialysis, LLC	Limited Liability Company	DE
Tumalo Dialysis, LLC	Limited Liability Company	DE
Turlock Dialysis Center, LLC	Limited Liability Company	DE
Tustin Dialysis Center, LLC	Limited Liability Company	DE
University Dialysis Center, LLC	Limited Liability Company	DE
Upper Valley Dialysis, L.P	Limited Partnership	DE
USC-DaVita Dialysis Center, LLC	Limited Liability Company	CA
UT Southwestern DVA Healthcare, LLP	Limited Liability Partnership	TX
Valley Springs Dialysis, LLC	Limited Liability Company	DE
Verde Dialysis, LLC	Limited Liability Company	DE
Victory Dialysis, LLC	Limited Liability Company	DE
VillageHealth DM, LLC	Limited Liability Company	DE
Villanueva Dialysis, LLC	Limited Liability Company	DE
Walker Dialysis, LLC	Limited Liability Company	DE
Wauseon Dialysis, LLC	Limited Liability Company	DE
Wesley Chapel Dialysis, LLC	Limited Liability Company	DE
West Elk Grove Dialysis, LLC	Limited Liability Company	DE
West Sacramento Dialysis, LLC	Limited Liability Company	DE
Weston Dialysis Center, LLC	Limited Liability Company	DE
Whitney Dialysis, LLC	Limited Liability Company	DE
Wilder Dialysis, LLC	Limited Liability Company	DE
Willowbrook Dialysis Center, L.P.	Limited Partnership	DE
Winds Dialysis, LLC	Limited Liability Company	DE
Wood Dialysis, LLC	Limited Liability Company	DE
Wyandotte Central Dialysis, LLC	Limited Liability Company	DE
Wyler Dialysis, LLC	Limited Liability Company	DE
Ybor City Dialysis, LLC	Limited Liability Company	DE
Yucaipa Dialysis, LLC	Limited Liability Company	DE
Zephyrhills Dialysis Center, LLC	Limited Liability Company	DE